SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2005

EDMONDS 5, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51059	20-1127065
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

44050 Ashburn Plaza, Suite 195

Ashburn, Virginia 20147

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

941-359-5930

(ISSUER TELEPHONE NUMBER)

300 Park Avenue, #1700

New York, New York 10022

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2005 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, Tenthgate Incorporated, a Nevada Corporation, purchased 100,000 shares of the Company’s issued and outstanding common stock from Richard Neussler, the sole officer, director and shareholder of the Company. The Company will maintain its current operations.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, Tenthgate Incorporated purchased 100,000 shares of the Company’s issued and outstanding common stock from Richard Neussler, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company’s outstanding common stock. Tenthgate Incorporated paid a total of $36,000 to Richard Neussler for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

o	Richard Neussler resigned as the Company’s President, Chief Executive
Officer, Chief Financial Officer and Secretary effective May 24, 2005.

o	Tim Novak was appointed as the Company’s President, Chief Executive
	Officer and Chief	Financial Officer as of May 24, 2005. R. Paul Gray was
appointed as the Company’s Secretary and Treasurer.

o	Further, Tim Novak and R. Paul Gray were appointed as members of the
Board of Directors of the Company.

o	Richard Neussler then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Richard Neussler resigned as the Company’s sole director effective as of May 24, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Richard Neussler resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary effective May 24, 2005.

Tim Novak was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer and Director as of May 24, 2005. Tim Novak, age 42, is a senior corporate executive with 20 years of business development and leadership experience. He most recently orchestrated the creation, capital raise and asset purchase for a multi-product, publicly traded healthcare company, Power 3 Medical Products, Inc., where he served as Chairman and CEO until May 2004. He is the senior member of the strategic consulting firm Core Concepts, LLC based outside of Washington DC. Mr. Novak has served as Regional Vice President for Women’s Health Partners, Inc., a 100 member

OB/GYN specific management services organization (MSO) orchestrating all aspects of physician practice operations, development of new ancillary services and delivering comprehensive financial reporting on $20 million in revenue.

Mr. Novak’s other professional experiences include: performing independent consulting through Novak Ventures, Unlimited in the areas of healthcare partnering and strategic planning. He served as Vice President of Professional Relations with The Physicians, Inc., a 1,400 member Independent Physician Association (IPA). He operated a financial programming business as a registered representative and independent agent for USPA & IRA (licensed with the SEC series 6 & 63) developing, selling and servicing comprehensive financial programs focused on developing and protecting net worth for his clients. Mr. Novak began his professional career serving as an Army officer. He earned the rank of Captain while serving 5-years on active duty as a Medical Service Corp officer in the 25th Infantry Division and as Department of Surgery Administrator at Tripler Army Medical Center on Oahu, Hawaii.

Mr. Novak has served on the Advisory Board of Directors for South Central Bank & Trust, founder and President of the Hardin County Education Foundation, Inc., President of the Elizabethtown Kentucky Rotary Club, Chairman for the Lincoln Trail District Boy Scouts of America and founding member and board member of the CEO Council, Inc. based in Washington DC.

Mr. Novak attended Bowling Green State University where he received his Bachelor of Science Degree and received his Masters of Science in General Administration from Central Michigan University.

R. Paul Gray was appointed as the company’s Secretary/Treasurer and Director on May 24, 2005. Mr. Gray, age 41, is the Managing Member of Core Concepts, LLC, a provider of strategic consulting to public and private growth companies. Core Concepts, LLC is located in the Washington, D. C. area and Southwest Florida. (www.coreconcepts.net) He has served as one of the founding members of Core Concepts, LLC since June 2002. Paul is considered a financial expert under the rules promulgated by the major stock exchanges. Mr. Gray has more than 16 years of experience in Big Four accounting and consulting firms (Ernst & Young and KPMG) serving and consulting with many public and private companies. He has extensive experience with private and public companies on financial, compliance and audit matters and has a broad base of experience in diverse industries. Mr. Gray is a member of the board of United Therapeutics, Inc. Nasdaq: UTHR and sits on the compensation and audit committees. Paul has been the Chief Financial Officer of several development stage companies most recently Power 3 Medical Products, Inc. OTCBB: PWRM and serves in an acting executive or officer capacity for Core Concept clients from time to time. Paul is a graduate of West Virginia University with a Bachelor of Science degree in accounting in 1985.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1	Stock Purchase Agreement dated as of May 24, 2005 between Richard Neussler and Tenthgate Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EDMONDS 5, INC.

By:	/s/	Tim Novak
CEO, TENTHGATE INCORPORATED

Dated: May 24, 2005